SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2000


                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-25439               16-1559508
-----------------------------       --------------------    ------------------
 (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                File Number)        Identification No.)


                     32 SECOND STREET, TROY, NEW YORK 12180
          -------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:     (518) 270-3313
                                                             ------------------



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On October 18, 2000, Troy Financial Corporation and Catskill Financial Corporation announced the receipt of regulatory and shareholder approvals for their merger transaction. The press release announcing the approvals is attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit
         No.               Description
         ---               -----------

        99.1               Press Release dated October 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TROY FINANCIAL CORPORATION
                                    --------------------------
                                    (Registrant)



                                    /s/  Edward M. Maziejka, Jr.
                                    ----------------------------
                                    Edward M. Maziejka, Jr.
                                    Vice President and Chief Financial Officer


Date: October 24, 2000

                                  EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               -----------

        99.1               Press Release dated October 18, 2000.